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                                                                     EXHIBIT 4.2


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

                                                   [FRONT OF STOCK CERTIFICATE]

                CLASS A                                                                                 CLASS A
               COMMON STOCK                                                                          COMMON STOCK
             SEE REVERSE SIDE                                                                      CUSIP 785905 10 0
             FOR RIGHTS LEGEND                                                           SEE REVERSE FOR CERTAIN DEFINITIONS

  NUMBER                                                                                                                     SHARES
              PAR VALUE $.01                                                                          PAR VALUE $.01
                                                    [STOCK CERTIFICATE SYMBOL]


               [SABRE LOGO]                                                                            [SABRE LOGO]

                    INCORPORATED UNDER THE LAWS                                      OF THE STATE OF DELAWARE
                                                  THE SABRE GROUP HOLDINGS, INC.

                     This Certifies that





                     is the owner of

                                 FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK
                     of The Sabre Group Holdings, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
                            Witness the signatures of the duly authorized officers.

                                                                              DATED:

                                                                              COUNTERSIGNED AND REGISTERED:
                                                                                FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                                         (NEW YORK, N.Y.)            TRANSFER AGENT
                                /s/ Michael J. Durham                                                                AND REGISTRAR,
                                PRESIDENT AND CHIEF EXECUTIVE OFFICER         BY
                                                                                  AUTHORIZED SIGNATURE


                                /s/ Charles D. MarLett
                                                   SECRETARY

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                                                  THE SABRE GROUP HOLDINGS, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common                        UNIFGIFT MIN ACT --                     Custodian
     TEN ENT  -- as tenants by the entireties                                   -------------------            --------------------
     JT TEN   -- as joint tenants with right of                                     (Cust)                         (Minor)
                 survivorship and not as tenants                                under Uniform Gift to Minors
                 in common                                                      Act
                                                                                   -------------------------------------
                                                                                                  (State)


                             Additional abbreviations may also be used though not in the above list.


         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES AND
RELATIVE, PARTICIPATING, OPTION OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE
TRANSFER AGENT.


         For value received,                                 hereby sell, assign and transfer unto
                             -------------------------------

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


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                         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                                                                             Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                             -----------------------
                                                                                                               Attorney to transfer
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the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
       ----------------------------




                                                ------------------------------------------------------------------------------------
                                                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.  The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial
                                                Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings
                                                Association participating in a Medallion program approved by the Securities
                                                Transfer Association, Inc.
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